UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2005

ARADIGM CORPORATION

(Exact name of registrant as specified in its charter)

California	0-28402	94-3133088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3929 Point Eden Way
Hayward, CA 94545

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code (510) 265-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 2, 2005, Stan M. Benson, a member of the Board of Directors of Aradigm Corporation (the “Company”), informed the Board of Directors of his decision not to submit his name for re-election at the Company’s next annual meeting of shareholders, and that he would serve out the remainder of his current term.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION
Dated: February 8, 2005	By:	/s/ V. BRYAN LAWLIS
V. Bryan Lawlis
		Title:	Chief Executive Officer and President